UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 March 27, 2007 (March 27, 2007)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

 On March 27, 2007, the Registrant issued a Press Release, attached hereto as Exhibit 99, announcing a modification to the Registrant's share repurchase program, increasing the number of shares to be repurchased from 50 million to 75 million and shortening the repurchasing term by 5 years from December 31, 2015 to December 31, 2010.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
99	Press release dated March 27, 2007, announcing the amendment of the share repurchase program.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Joseph C. Dimino

                                                            _________________________________

                                                            Name:  Joseph C. Dimino
                                                            Title:    Vice President and Corporate Counsel

Date: March 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated March 27, 2007, announcing the amendment of the share repurchase program.